Exhibit 99.2
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               CERTIFICATION OF CHIEF FINANCIAL OFFICER
                        PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K of CoolSavings, Inc. (the "Company") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David B. Arney, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                            By:   /s/  David B. Arney
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                                  David B. Arney
                                  Chief Financial Officer
                                  March 24, 2003